UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 11, 2019 (March 6, 2019)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue, Suite 3400

Dallas, Texas 75204

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (214) 303-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Directors

On March 6, 2019, Mr. Robert Tennant Wiseman, a director of Dean Foods Company (the “Company”), informed the Board of Directors of his decision not to stand for re-election at the Company’s 2019 Annual Meeting of Stockholders.  Mr. Wiseman will retire from the Board, effective upon the expiration of his term at the Company’s 2019 Annual Meeting of Stockholders.  Mr. Wiseman currently serves on the Company’s Nominating/Corporate Governance Committee. The Board has determined not to fill the vacancy created by Mr. Wiseman’s retirement, and will, in accordance with the Company’s bylaws, reduce the number of directors to seven members effective immediately following the 2019 Annual Meeting.

(e) Compensatory Arrangements of Certain Officers

On March 6, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of the Company established objectives for 2019 short-term incentive (“STI”) payments payable in 2020 to the executive officers and other employees of the Company under the Company’s 2019 Short-Term Incentive Compensation Plan.

STI payments for executive officers for 2019 will be paid based on the achievement of Company financial performance objectives for 75% of the target payment and each executive officer’s individual performance objectives for the remaining 25%. The payout factor for both the financial performance component and the individual performance component of STI compensation for each executive officer ranges from zero to 100% of each executive officer’s target payment, depending on actual performance in 2019 against the consolidated adjusted operating cash flow target established by the Committee and the officer’s performance rating for 2019. The 25% of STI compensation based on individual performance will be paid at target for any executive officer who receives a performance rating of “solid performer” or better and who is employed by the Company on the date that the STI payment is made.  The performance rating is determined by the achievement of the individual performance objectives approved by the Committee.

The portion of the 2019 Short-Term Incentive Compensation Plan applicable to the Company’s executive officers is attached to this Form 8-K as Exhibit 10.1, and this description is qualified entirely by reference thereto.

Item 9.01                                        Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Dean Foods Company 2019 Short-Term Incentive Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2019	DEAN FOODS COMPANY

	By:	/s/ Russell F. Coleman
Russell F. Coleman
Executive Vice President, General Counsel, Corporate Secretary & Government Affairs

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